UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2006

HEALTHEXTRAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-31014	52-2181356
(State or other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 King Farm Boulevard, Rockville, Maryland 20850

(Address of principal executive offices)

(301) 548-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-25(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

On March 24, 2006, HealthExtras, Inc. (the “Company”), entered into an Underwriting Agreement with Principal Holding Company, a subsidiary of Principal Financial Group, Inc., Thomas L. Blair, a Director of the Company, the trustee of the Irrevocable Trust of the Blair Grandchildren (the “Trust”), and Lehman Brothers Inc., as the sole underwriter, in connection with the offer and sale by Principal Holding Company of 1,500,000 shares, Thomas L. Blair of 1,000,000 shares and the Trust of 500,000 shares of common stock of the Company.

In connection with the offering of these securities by Principal Holding Company, Thomas L. Blair and the Trust, the Company is filing the underwriting agreement as Exhibit 99.1 to this Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Number	Description
99.1	Underwriting Agreement dated March 24, 2006, by and among the Company, Principal Holding Company, Thomas L. Blair, the Trust and Lehman Brothers Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 24, 2006	By:	/s/ Michael P. Donovan
Michael P. Donovan
Chief Financial Officer and
Chief Accounting Officer

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